TOUCHSTONE STRATEGIC TRUST

Touchstone Ohio Tax-Free Bond Fund (the "Fund")

Supplement dated May 26, 2021 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated October 30, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Change in Name, Sub-Advisor, Investment Goal & Investment Strategy of the Fund

At a meeting of the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") held on May 20, 2021, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund: a name change for the Fund to the Touchstone Core Municipal Bond Fund, the appointment of Sage Advisory Services, Ltd. Co. ("Sage") as sub-advisor to the Fund, the changes to the Fund's investment goal, fundamental investment policy and principal investment strategies, and the fee reductions as detailed herein (together, the "Repurposing"). The proposal to remove the following fundamental investment policy is subject to shareholder approval: The Fund has a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax (the "Current Policy"). Effective upon the Repurposing and subject to shareholder approval, the Fund will adopt a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax (the "New Policy").

If the removal of the Current Policy is approved by shareholders, the Repurposing is expected to occur on or about October 28, 2021. A special meeting of shareholders of the Fund is expected to be held in the third quarter of 2021 at which shareholders will be asked to vote on the proposal to remove the Current Policy and to adopt the New Policy. A proxy/information statement containing more information will be provided in advance of the special meeting. In connection with and contingent upon shareholder approval of the removal of the Current Policy, the Fund’s investment objective and principal investment strategies (including the Fund’s 80% investment policy), as well as the Fund’s name and sub-advisor, will change. These changes are described below.

The following changes to the Fund's name, investment goal and principal investment strategies will be made in connection with the Repurposing, which are expected to take effect on or about October 28, 2021:

	Current:	Effective on or about October 28, 2021:
Fund Name:	Touchstone Ohio Tax-Free Bond Fund	Touchstone Core Municipal Bond Fund

Investment Goal:	Seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with the protection of capital.	Seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital.

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Current:	Effective on or about October 28, 2021:
Principal Investment Strategies:	Under normal circumstances, the Fund invests at least 80% of its assets in high-quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds, private activity bonds, and industrial development bonds. High-quality, long-term Ohio municipal obligations are, for purposes of this Fund, considered to be obligations rated within the three highest rating categories, with remaining maturities of three years or more. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors.

The Fund may also purchase Ohio municipal obligations and other securities rated within the four highest rating categories. The Fund may purchase unrated obligations that Fort Washington Investment Advisors, Inc., the Fund's sub-advisor (“Fort Washington”), determines to be of comparable quality. If a security’s rating is reduced below the four highest rating categories, the security will be sold in a timely manner. A security may also be sold due to changes in market conditions or the sub-advisor's outlook.

The Fund has a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax. This fundamental policy may not be changed without the approval of the Fund’s shareholders.
Under normal circumstances, the Fund seeks to achieve its investment goal by investing its assets primarily in high-quality, municipal debt, including general obligation bonds, revenue bonds, and pre-refunded municipal bonds. This includes but is not limited to Municipal bonds that are issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. High quality is defined an underlying credit rating of investment grade (Baa3) or higher by Moody’s Investor Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-advisor to be of comparable quality.

In managing the Fund’s portfolio, Sage Advisory Services, Ltd. Co. ("Sage" or the "sub-advisor") seeks to exploit market inefficiencies using their income, price, and volatility framework:

Income: Sage seeks to construct portfolios that generate consistent tax-free income by harvesting diversified sources of credit, liquidity, and term premiums.

Price: Sage seeks to control price sensitivity at the portfolio level by managing duration and yield curve positioning.

Volatility: Sage seeks to identify and capture shorter-term mean reverting opportunities in a risk-controlled manner through tactical trading opportunities in rates, sectors, and security selection.

Throughout the investment process, Sage analyzes each municipal issue for various environmental, social and governance (“ESG”) criteria. Sage separates potential investment opportunities into three project categories: environmental projects (water, energy, buildings, transport); social projects (basic infrastructure, affordable housing, employment generation, food security); and governance projects (pension and general obligation issuances). For this analysis, Sage uses a proprietary ESG framework to evaluate and score municipal projects for both their project impact and impact intensity and related controversies. Sage utilizes proprietary climate risk scoring methodology to identify each municipality’s climate risk sensitivity, financial vulnerability, and relative preparedness as part of Sage’s ESG and long-term credit risk assessment for each issuer. The Fund does not have a minimum scoring threshold of their ESG framework for inclusion in the Fund, however, this analysis is used to evaluate the fundamental health and long-term credit risk of each issuer. Sage supports these efforts through the production of original ESG research and the proprietary Sage ESG Leaf Score. Sage also engages with individual companies on ESG issues as required.

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Current:	Effective on or about October 28, 2021:

The Fund may invest in bonds of any maturity. The average duration of the Fund will vary based on the sub-advisor’s forecast for interest rates and will normally be within 25% (plus/minus) of the Barclays Municipal Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund has adopted a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax. This fundamental policy may not be changed without the approval of the Fund’s shareholders.

Effective upon the Repurposing, Sage will serve as sub-advisor to the Fund. Sage is an asset manager based in Austin, Texas with approximately $16.3 billion in AUM/AUA as of March 31, 2021. Sage is an employee-owned firm that was co-founded in 1996 by Robert G. Smith, III and Mark C. MacQueen. Sage serves the institutional and high net-worth marketplace with conventional and environmental, social and governance (“ESG”) fixed income asset management, asset/liability solutions, and global asset allocation strategies. Robert G. Smith, III, Jeffery S. Timlin, and Thomas H. Urano are expected to serve as portfolio managers to the Fund.

The Fund's current sub-advisor, Fort Washington Investment Advisors, Inc., an affiliate of Touchstone, will continue to serve as sub-advisor until the Repurposing. Upon the Repurposing, the Fund's principal non-diversification risk and state risk are removed and the Fund will be subject to ESG investing risk, which will be set forth in an updated summary prospectus, prospectus and SAI for the Fund.

Reduction in Advisory Fee and Expense Limitations of the Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and the Trust, on behalf of the Fund, in order to lower the Fund's advisory fee rate to 0.40% on the first $300 million of average daily net assets and 0.30% on assets over $300 million, effective upon the Repurposing. The Fund's current advisory fee is 0.50% on the first $100 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.375% on assets over $300 million. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Additionally, effective upon the Repurposing, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.80%, 1.55%, 0.55% and 0.48% of average daily net assets for Classes A, C, Y and Institutional shares, respectively. This contractual expense limitation will be effective through October 29, 2022. The Fund’s current contractual expense limitations are 0.85%, 1.60%, 0.60%, and 0.55% for Classes A, C, Y and Institutional shares, respectively.

These advisory fee and expense limitation reductions are in connection with and contingent upon shareholder approval of the removal of the Current Policy and adoption of the New Policy.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Repurposing, nor is it a solicitation of any proxy. For important information regarding the Fund, or to receive a free copy of the proxy/information statement, once it is available, please contact your financial advisor or Touchstone at 800.543.0407. The proxy/information statement will contain important information about Fund goals, strategies, fees, expenses, risks, and the Board’s considerations in approving the Repurposing and the removal of the Current Policy. The proxy/information statement also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy/information statement carefully before voting.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
 *A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TOHAX-S1-2105